INCOME TAX EXPENSE AND DEFERRED TAXES - Movement in deferred income tax accounts (Details) - CLP ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Movement in deferred income tax accounts
Opening Balance	$ (163,350,223)	$ (166,596,100)
Increase (decrease) in deferred tax	(31,400,047)	8,090,171
Increase (decrease) due to foreign currency translation	18,603,225	(4,844,294)
Total movements	(12,796,822)	3,245,877
Ending balance	$ (176,147,045)	$ (163,350,223)